Investor & analyst day April 15, 2021 Exhibit 99.1

Cautionary Statement & Non-GAAP Measures Disclaimers Note Regarding Non-GAAP Measures REV Group reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). However, management believes that the evaluation of REV Group’s ongoing operating results may be enhanced by a presentation of Adjusted EBITDA, Adjusted Net Income, Free Cash Flow and Return on Invested Capital, which are non-GAAP financial measures. Adjusted EBITDA represents net income before interest expense, income taxes, depreciation and amortization as adjusted for certain non-recurring, one-time and other adjustments which REV Group believes are not indicative of its underlying operating performance.  Adjusted Net Income represents net income, as adjusted for certain items that we believe are not indicative of our ongoing operating performance. Free Cash Flow is calculated as net cash from operating activities minus capital expenditures. Return on Invested Capital is calculated as net operating profit after tax divided by average net debt and shareholder equity. REV Group believes that the use of Adjusted EBITDA, Adjusted Net Income, Free Cash Flow and Return on Invested Capital provides additional meaningful methods of evaluating certain aspects of its operating performance from period to period on a basis that may not be otherwise apparent under GAAP when used in addition to, and not in lieu of, GAAP measures. See the Appendix to this presentation (and our other filings with the SEC) for reconciliations of Adjusted EBITDA to the most closely comparable financial measures calculated in accordance with GAAP.   Cautionary Statement About Forward-Looking Statements This presentation contains statements that REV Group believes to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “strives,” “goal,” “seeks,” “projects,” “intends,” “forecasts,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. They appear in a number of places throughout this presentation and include statements regarding REV Group’s intentions, beliefs, goals or current expectations concerning, among other things, its results of operations, financial condition, liquidity, prospects, growth, strategies and the industries in which we operate, including REV Group’s outlook for the full-year fiscal 2021 and its long-term financial goals.  REV Group’s forward-looking statements are subject to risks and uncertainties, including those highlighted under “Risk Factors” and “Cautionary Note Regarding on Forward-Looking Statements” in REV Group’s public filings with the SEC and the other risk factors described from time to time in subsequent quarterly or annual reports on Forms 10-Q or 10-K, which may cause actual results to differ materially from those projected or implied by the forward-looking statement. Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which only speak as of the date of this presentation. REV Group does not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, expect as required by applicable law. 2

New & Energized Executive Leadership Team STEVE BOETTINGER General Counsel & Secretary CHRIS DANIELS Chief Human Resources Officer PETER PANAGIS Chief Information Officer 2019 ANOOP PRAKASH President REV Ambulance Group Rejoined: 2020 KENT TYLER President REV Fire Group 2019 BRIAN PERRY President REV Commercial Segment & SVP of Operations Joined: 2020 ROD RUSHING President & Chief Executive Officer 2020 ROB VISLOSKY Chief Supply Officer 2017 2018 2019 2020 MARK SKONIECZNY Chief Financial Officer Mike Lanciotti President REV Recreation Segment 2017

Welcome & Agenda 9:00aDREW KONOP Welcome ROD RUSHING Introduction to REV Group Introduction of REV Drive Business System Organizational Excellence ANOOP PRAKASH Commercial Excellence KENT TYLER Platforming Opportunity BRIAN PERRY Operational Excellence ROB VISLOSKY Procurement Opportunity MARK SKONIECZNY Value Creation Financial Outlook 11:00a Break / analyst dial-in Q&A 11:45a ROD RUSHING Conclude

Company Overview and Strategic Direction Rod Rushing │ President & CEO

Today’s key themes Leadership in stable end markets with macro tailwinds Iconic brands with deep, market leading channel partners Operational intensity to drive margin expansion Financial fundamentals for strong free cash flow and ROIC Positioned as an industry consolidator

REV Group, Inc. A History of consolidation 2017 Initial Public Offering - REVG Headquartered in Brookfield, WI Market Cap $1.2B1 ~7,000 total employees2 1as of March 31, 2021 2approximate as of March 31, 2021

REV Group, Inc. at a Glance COMMERCIAL RECREATION 21% 29% 50% FIRE AND EMERGENCY $2B1 backlog > 65% sales funded by tax receipts Entrenched Channel Partners Consumer spending Population Demographics Macro tailwinds Stable end markets 1 As of January 31, 2021; Percentage of sales reflects fiscal year 2020 Federal Stimulus

Diverse Manufacturing & Aftermarket Footprint 21 manufacturing sites 11 owned dealer & service centers 4+ million sq. feet owned manufacturing Low capital expenditure requirements

Established market leading brands & channel partners 1 Company estimate as of January 31, 2021 FIRE AMBULANCE RECREATION 700+ dealer & direct channel partners >220,0001 installed vehicle base 85%1 of revenue holds #1-3 market position BUS SPECIALTY

Reflecting on the Past Year Kent Tyler Fire Group President March ‘20 Mark Skonieczny CFO June ‘20 Brian Perry SVP Operations November ‘20 De-centralize Parts October ‘20 New Ops leadership Fall ‘20 Rob Vislosky Supply Officer December ‘20 New operating model August ‘20 Added FP&A team January ‘21 Best performance in 1st quarter results March ‘21 Debt refinancing April ‘21 Mike Lanciotti Recreation Group President April ‘21 Rod Rushing CEO March ‘20

leadership Principals Operational intensity focused on continuous improvement Aligned leadership focused on simplification & data-driven decision making Market driven; customer focused with a growth mindset

Baseline & set expectation Reset performance and recapture value Establish a transparent, data & process driven operation Establish core ComEx & OpEx1 capabilities Growth above market & inorganic roadmap for value creation 1“ComEx” refers to commercial excellence; “OpEx” refers to operational excellence

Path to Value Creation Long-term Financial Goals 1 Free cash flow conversion is defined as cash from operations less capital expenditures divided by adjusted net income 2 Return on invested capital is defined as EBIT * (1 – tax rate) divided by average net debt and shareholder equity Growth > Market >10% annual EPS Growth >90% FCF Conversion 1 >10% EBITDA Margin >15% ROIC 2

Introducing REV Drive Business System Rod Rushing │ President & CEO

Introducing rev drive business system It is guided by our vision, mission and values It is a framework on how our strategy drives our execution It defines how we organize and align our capabilities It is centered on value creation for our stakeholders

Video

Strategic Planning STRATEGIC PLANNING Together our vision, mission and values govern our plans. We apply data-driven analysis and critical thinking processes to formulate our strategies. Portfolio Management is an on-going strategic and financial process to optimize our enterprise portfolio for long-term value creation. Annual Commercial Growth Plan is a 3-year product and channel strategy to enable growth in excess of market. Annual Operating Plan sets our performance targets, resource requirements, and key initiatives for the fiscal year.

Performance Imperatives Performance Imperatives are the critical elements that must be achieved to create sustained value for our stakeholders. They connect strategy to execution, focus resources and direct our capabilities. Accelerate Growth and Innovations Drive Operational Improvements Build a Performance Culture Build Trusted Relationships and Confidence with Key Stakeholders

Organizational Excellence DO WHAT’S RIGHT We act with integrity and transparency, always. We keep our commitments and earn trust through our actions.  SAFETY IS LIFE The safety of our people and those who travel in our vehicles is our top priority. It’s more than the way we work, it’s a way of life.   WIN AS ONE We value diversity in our teams, respect alternative perspectives and are accountable to each other to fulfill our goals. BUILD LASTING TRUST  Customers depend on our vehicles and support through the entire lifecycle of their purchase. We build that trust through transparency and respect and by providing quality vehicles and attentive service. THINK LIKE AN OWNER Each of us plays a vital role in our success. We innovate, execute and use our resources wisely to create value for our stakeholders. REV Values EMPLOYEE SUCCESS Talent acquisition & retention Training & development Succession planning STEWARDSHIP Sustainability commitment Minimizing environmental impact Community involvement SAFETY Zero harm Employee health & wellness Employee training & “stop work” rights OPERATING MODEL Efficient structure & leadership alignment Roles & decision rights Business cadence & reporting PERFORMANCE CULTURE REV values & behaviors Teamwork, diversity & inclusion Performance management, reward & recognition

Commercial Excellence Anoop Prakash │ President, REV Ambulance Group

Commercial excellence Fundamental to how we create value Segment or Business Unit-led with best-practices and tools shared across the Enterprise Strong dealer network supported by internal sales, marketing and dealer development resources Market oriented offerings guided by voice of customer and proactive in shaping demand to our advantage Driven to achieve aggressive annual bookings targets & grow market share SALES OPERATIONS Pricing Demand planning Aftermarket support MARKETING Brand management Communications Industry advocacy CHANNEL OPTIMIZATION Dealer development Sales enablement and support Market coverage SALESFORCE EFFECTIVENESS Account planning Opportunity management Business & market analytics PRODUCT MANAGEMENT Innovation leadership Voice of customer New product & service offerings

Case study: ambulance Channel management Brand & channel overlap Dealer optimization opportunity Brand overlap not yielding value Manufacturing complexity Channel management & optimization Stronger dealer partners Focused brand strategy Reduced engineering & manufacturing complexity Improved cost & quality Improved overall profitability Before After Expected near-term EBITDA impact: $1+ million

Commercial Excellence - Industry advocacy Jobs electrifying vehicles $174B Modernize public transportation $85B Replaced diesel transit vehicles 50k Yellow bus fleet electrified 20% The American Jobs Plan $2.3T * COVID response state & local $274B State & local budgets (other) $28B Higher Education $14B K-12 education $13B CARES Act $2.2T $27B *Proposed; As of March 31, 2021 ~$650B state & local budget support ~$200B school funding/in-person learning ~$260B public transport and EV $1.1T State, county, city and territory budgets $350B K-12 schools for in-person learning $130B College & higher education funding $40B American Rescue Plan Act $1.9T

PRODUCT MANAGEMENT - ELECTRIC VEHICLE LANDSCAPE The transition to electric powertrain across REV’s portfolio will depend on unique characteristics in each segment Adoption of EV by end market segment will be driven by economic and technical factors and influenced by incentives Average miles driven Route predictability Charging opportunity (vehicle downtime, nightly home base) Additional load requirements (e.g., emergency equipment) Mission requirements (critical / no fail / always available) Transit Bus, School Bus, and Terminal Truck likely to lead; Fire & Emergency and Recreation will follow EV Adoption Curve by Segment North America DIRECTIONAL Source: Bloomberg NEF; management estimates; estimates as % of new vehicle sales Transit Bus School Bus Fire Ambulance Terminal Truck 0% Recreation >50%

PRODUCT MANAGEMENT - ELECTRIC VEHICLE LANDSCAPE

REV Vehicles for life


COMMERCIAL EXCELLENCE

Incumbent business model:	OEM-supplied chassis + REV upfit body	REV purpose-built chassis / cab / body + supplier powertrain
Light Duty	Medium Duty	Heavy Duty








	School Bus	Ambulance	Terminal Truck	Transit Bus	Fire Apparatus
Current State	95% non-diesel vehicles	Idle mitigation solution	Piloting zero emission fuel cell trucks in Port of LA	85% alternative fuel vehicles (CNG, propane)	Idle mitigation solution
Electrification Activities	▪ Electric Type A school bus built on converted Ford E-450 ▪ Deliveries started in 2020; robust pipeline	▪ Co-developing electric ambulance with Lightning eMotors and ACETECH ▪ Pilot available in 2021	▪ Partnership with Hyster-Yale to co-develop battery electric, fuel cell, & automation-ready trucks ▪ Pilot available in late 2021; commercial-ready in 2022	▪ Fuel cell electric bus in market since 2014 ▪ Co-developing battery electric bus with major powertrain provider; debut in 2021	▪ Developing North-American style fire apparatus with alternate power capabilities to ensure sustainable operational performance

Electrification evolution is still in early phases. Our approach is to be an early adopter and market leader at the pace of innovation, while selecting partners and co-developing thoughtfully.

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PLATFORMING STRATEGY Kent Tyler | President, REV Fire group

Product management - Platforming REV Class A RV # of Comparable Offerings across REV Amount of Content Controlled by REV Platforming Opportunity Across REV REV Fire Group REV Ambulance Group Platforming Opportunity Multiple brands offering comparable products into the same market Limited sharing of product designs, subsystems, or components across brands Reduce product, and by extension, manufacturing and purchasing complexity across REV portfolio Increase economies of scale in engineering, manufacturing, and purchasing Converge on common designs that can be shared across brands for items not visible or of value to the customer Differentiate between brands with features that target unique brand strengths, create separation, and drive customer loyalty Current State Why? How?

applying platforming to rev fire group Multiple duplicated efforts 1.8 million square feet 35 manufacturing buildings 34 Spartan OEM customers 6 Iconic brands 111 North American dealers

Engine cooling Cab dash electronics Cab construction techniques Cab door construction, hardware, electric Electrical harness Steering system Cab lift design Engine emissions and DEF Axles and brakes Occupant protection belts and airbags rev fire group convergence opportunities Extruded frame cab Heavy duty Large windshield Extruded frame cab Front occupant headroom Available to OEM customers Extruded frame cab Heavy duty Highly customizable Overhead switching Formed cab Lighter weight Brand Value Proposition Converge Designs

Case study: rev fire group Door convergence Converge Designs Common parts Reduced bodywork No welding Modular sub-assembly Reduced engineering Increased part volumes Unique shape by brand Brand differentiation Unique material by brand 6 Door designs 6x # unique parts Zero Commonality Many Suppliers 6 Engineer teams

Example: rev fire group platforming Quick Delivery Program Expand Distribution Reach of Spartan Pre-Engineered Solution Custom Chassis Lower Cost Alternative for REV Brands Existing Metro Star Chassis/Cab Private Label Chassis/Cab

OPERATIONAL EXCELLENCE Brian Perry │ President, REV Commercial Segment & SVP of Operations

Operational Excellence Fundamental to how we create value Center-led with execution in the businesses Driven to achieve aggressive annual cost reduction targets Dedicated, focused resources Structured training to build enterprise-wide capabilities Core building-block of the REV culture SUPPLY CHAIN Sales, Inventory, Operations, Planning Materials management Logistics optimization QUALITY Process capability Built-in Quality Statistical process control DESIGN Application of advanced technologies Product platform engineering Design For Manufacturing Value Analysis/ Value Engineering PURCHASING Supplier development Strategic sourcing Make Buy analysis Cost modeling MANUFACTURING LEAN/Six Sigma Manufacturing management systems Overall equipment effectiveness

Drive opex improvements across The Value chain Operational Excellence Configuration & Sales Production Planning Manufacturing Application Engineering Product Development & Optimization Aftermarket Design for manufacturing (DFM) Product platforming Make – Buy Offering rationalization Pricing strategy Design standards Bill of Materials (BOM) generation Schedule optimization Clear-to-build process Value stream optimization Lean / Six Sigma Warranty cost reduction Data Improvement Actions Center-led Operational Excellence organization & capabilities are applied on top of the businesses to drive margin improvement actions Establishing a Robust & Repeatable Approach to OpEx

Building Capabilities to Drive Pipeline savings FY21 OpEx Pipeline Maturity Lean Six Sigma, VA/VE, Purchasing FY22+ Realization of Savings 385 Active Projects Define Measure Analyze Improve Control Employee Training Waves

Example - final assembly line cell kaizen Identifying foundational waste Workstations After: RECOGNIZING ACHIEVEMENT 5S LEAN KAIZEN RESULTS Right-sized Kan Ban for wire Eliminated supply cabinets Eliminated distance to parts Estimated annual savings $20,000 $10k $3k $7k

Strategic Sourcing Rob Vislosky│ Chief Supply Officer

STRATEGIC SOURCING - SPEND AND LEVERAGE OPPORTUNITY Overall Spend $1.4B Indirect Spend $200M Active Parts 1.8M Active Suppliers > 6.3K Major commodity & component spend Supply base optimization SKU consolidation & cost out Design complexity reduction Alternative qualifications Apply Fundamentals of Sourcing Excellence

Productivity Engine Organization & Talent Development Working Capital Excellence Supply Base Management Culture Digital Sourcing REV-olution STRATEGIC SOURCING - Strategies of Sourcing excellence Sustainable savings to P&L Terms + Vendor Inventory Automated sourcing and buying Multiple qualified alternatives Employee engagement

STRATEGIC SOURCING - MEASURED SAVING TACTICS VA/VE (Value Analysis / Value Engineering) Supply base development & make buy analysis Measured Benchmarks by Tactic by Year Data quality Bill of Materials (BOM) accuracy & alignment to SKUs Digital sourcing E-auctions & Source to Pay Single source reductions Dual & third source Kaizens Cost kaizen and supplier-based kaizens Processes established 5 Key Sourcing Tactics Y1 Y2 Y3 Y4 Establish Core Purchasing Capabilities Process Maturity Majority of Spend Touched by Process

Business Based Cost Kaizen Typical targeted savings Supplier Based Save Kaizen Typical targets for savings Digital Transformation Sourcing E-Auction Real savings results STRATEGIC SOURCING - PRODUCTIVITY EXAMPLES Identified Save Opportunity: $2-3 million Category planning Supply continuity Inflation mitigation Demand management Consumption reduction Specification management Incremental Savings Identified Save Opportunity: $1-2 million First 2 auctions 2021: Average save 11% Working Capital Management: 20% Consumption Reduction: 14% Energy Management: 8% Material Savings: 8-12% $ Operating Downtime: 30%

Value Creation Mark Skonieczny CHIEF FINANCIAL OFFICER

Value Creation for shareholders SHAREHOLDER VALUE CREATION Participate in stable end markets and achieve above market growth Achieve double digit EBITDA margin Expand EBIT margin +30-40 basis points annually Convert >90% Earnings to Cash Leverage low capital requirement model and balance sheet discipline

Value Creation - Balanced Use of Capital Maintain strong balance sheet and target 2-2.5x net debt to TTM EBITDA leverage 1 Grow internally with investments that exceed risk adjusted IRR hurdles 2 Aligned with growth and commercial strategies year 3 ROIC > WACC 3 Establish a competitive dividend yield that reflects a sustainable payout policy 4 Targeted share repurchase aimed at offsetting stock-based compensation dilution 5 Competitive dividend 4 M & A 3 Organic Investments 2 Target leverage 2-2.5x 1 Targeted share repurchase 5

Financial Outlook Mark Skonieczny CHIEF FINANCIAL OFFICER

Historical & Projected Financial Performance ($M) FY21* = midpoint of guidance BACKLOG REVENUE ADJ. EBITDA & MARGIN1 FREE CASH FLOW2 Solid financial team & controls for public company reporting Enhanced cash flow reporting and monetization efforts EARLY OBSERVATIONS, PRIORITIES & INITIATIVES Installed FP&A team across divisions with corporate oversight Exited non-performing assets: rental business, REV Brazil, centralized Parts Opportunities for improved operational reporting & review cadence 1See Appendix for reconciliation to closest GAAP metric; 2Free cash flow is defined as cash from operations less capital expenditures;

REV DRIVE 1.0 FINANCIAL DRIVERS



Baseline & set expectation
Reset performance and recapture value
Establish core ComEx & OpEx' capabilities
Establish a transparent, data & process driven operation
Growth above market & inorganic
~3% Adj. EBITDA Margin
6.5% to 7.5% EBITDA margin target FY23
A
B
C
D
E
F
G
2020 Adj. EBITDA $68 million
FY21 guidance mid-point
FY22-23 organic growth target
FY22-23 annual OpEx
Material savings
FY23 EBITDA mid-point
Growth above market
VA/VE & platforming
Inorganic investment
Long-term EBITDA

A — FY21 Guidance mid-point
- Reset businesses to historic performance median
- Remove structural costs
- Increase throughput and benefit from resulting efficiencies

B — Growth at GDP
- Urbanization, aging population and stable municipal spending
- Large installed base for replacement demand
- Aftermarket parts and service

C — Operational Excellence
- Develop lean manufacturing team and pipeline of projects to drive annual savings
- Price / cost execution
- Built in quality, statistical process control

D — Material Savings
- Supply base management through active engagement
- Reduction of SKUs
- Digital transformation
- Single source reductions

E — Commercial Excellence
- Channel optimization
- Product management within existing and new markets
- Salesforce and operations effectiveness
- Industry advocacy

F — VA/VE & Platforming
- VA/VE cost reductions
- Product platforming
- Design for manufacturing (DFM)

G — Inorganic Investment
- Fragmented end markets
- Large number of tuck-in opportunities
- Potential for transformative M&A

Controllable Factors

Incremental Upside

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Fiscal 2023 Targets 1 Revenue CAGR from the midpoint of FY21 guidance through FY23 Revenue Growth1 EBITDA margin % ROIC2 5 Free cash flow conversion is defined as cash from operations less capital expenditures divided by adjusted net income FY20A $68m EBITDA3 3% margin FY21 guidance midpoint $130m EBITDA3 ~5.2% margin FY23 target $180m EBITDA4 7% margin 3-year cumulative free cash flow >$230m >90% conversion5 2 Return on invested capital is defined as EBIT * (1 – tax rate) divided by average net debt and shareholder equity 3 See Appendix for reconciliation to closest GAAP metric; 4See Appendix for note about reconciliation

BALANCE SHEET & CAPITAL STRUCTURE UPDATE ($M)

Net Assets[1]	$475.3
Net Debt[2]	$294.8
Trade Working Capital[3]	$444.6



Successful completion of asset backed loan agreement

- $550 million, 5-year ABL revolver with $100 million accordion feature
- JPMorgan Chase Bank, N.A. Lead Arranger and Administrative Agent, BMO and U.S. Bank are Joint-Lead Arrangers; eight bank syndicate
- Borrowing base comprised of accounts receivable, inventory and select fixed assets and real estate holdings
- Libor plus 1.5% to 2%, floor 0.25%; 2% current rate
- $311 initial draw to repay existing Term Loan A and prior ABL
- $218 million availability at close
- Covenant lite – fixed charge coverage ratio of 1.1x when availability is less than approximately $80 million

RESULT ~$3 million interest savings remaining 7 mo. FY21

RESULT Ample liquidity for future objectives

[1]As of January 31, 2021

[2]As of close of refinancing on April 13, 2021; net debt is defined as total debt less cash and cash equivalents

[3]As of January 31, 2021; trade working capital is defined as accounts receivable plus inventory less accounts payable and customer advances

50

Question & Answer Session

Summary Rod Rushing│ President & CEO

Value Creation for shareholders Grow Above Market Margin Expansion Strong Cash Conversion Disciplined Capital Allocation SHAREHOLDER VALUE CREATION CYCLE

Thank you for joining us

Appendix

Appendix